UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 1, 2014

MINERCO RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	333-156059
(State or other jurisdiction of incorporation)	(Commission File No.)

800 Bering Drive, Suite #201
Houston, Texas 77057
(Address of principal executive offices and Zip Code)

888-473-5150
(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 7, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Public Relations Agreement”) with Spelling Communications, where, among other things, the Company retained Spelling Communications, Inc. to provide public relations services including strategy consultation and media placement.

The entire Public Relations Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission.

On July 10, 2014, we issued the attached press release about the Public Relations Agreement with Spelling Communications.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

July 1, 2014, Sam J Messina III was appointed as Chief Financial Officer of the Company.

Mr. Messina, age 35, currently works at Workiva, LLC formerly known as Webfilings, LLC in their Professional Services Team.  He previously worked at Minerco Resources, Inc. (OTCQB:MINE) as our Chief Financial Officer, Director, Treasurer and Secretary from July, 2010 to July, 2012 and Alternative Energy Development Corporation (OTCBB:ADEC) as Chief Financial Officer and Director. He previously worked at Qualcomm, Inc. (NASD:QCOM) at various roles within their accounting and finance team from October, 2006 to November, 2009.  Prior to that Mr. Messina served as the Chief Financial Officer of Pop3 Media Corp. (OTCBB:POPT) from July, 2004 to July, 2006.  Mr. Messina holds a B.A. degree in Finance from the Loyola University Chicago and is a Certified Public Accountant in the State of California.  Mr. Messina filed a Chapter 7 bankruptcy on October 26, 2012 which was subsequently discharged on February 22, 2013.

            There are no family relationships between Mr. Messina and any director, executive officer or person nominated or chosen by the Company to become as director or executive officer.  Additionally, there have been no transactions involving Mr. Messina that would require disclosure under Item 404(a) of Regulation S-K.

Effective July 9, 2014, V. Scott Vanis, the current Chairman of the Board of Directors of Minerco Resources, Inc. (the “Company”), was appointed as Chief Executive Officer of the Company.  On the same day, John F. Powers resigned all positions of the Company, including as Principal Executive Officer, Chief Executive Officer, Chief Financial Officer, President and Treasurer.  The resignation did not involve any disagreement with the Company.

ITEM 8.01	OTHER EVENTS

                Effective July 1, 2014, the Company moved its principal executive office and headquarters to 800 Bering Drive, Suite #201, Houston, Texas 77057.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Public Relations Agreement, dated July 7, 2014				X
99.1	Press Release, Spelling Public Relations, dated July 10, 2014				X

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of July, 2014.

Minerco Resources, Inc.

BY:	/s/ V. SCOTT VANIS
V. Scott Vanis
President, Chief Executive Officer and a member of the Board of Directors